                                 AMENDMENT NO. 9

                             PARTICIPATION AGREEMENT

     The Participation Agreement, made and entered into as of the 17th day of February, 1998, and amended on December 11, 1998, March 15, 1999, April 17, 2000, May 1, 2000, May 1, 2001, September 1, 2001, April 1, 2002, and August 14,
2003 (the "Agreement"), by and among AIM Variable Insurance Funds, a Delaware business trust, A I M Distributors, Inc., a Delaware corporation, Sun Life Assurance Company of Canada (U.S.), a Delaware life insurance company, and Clarendon Insurance Agency, Inc., a Massachusetts corporation, is hereby amended as follows:

     Schedule A of the Agreement is deleted in its entirety and replaced with the following:

                                   SCHEDULE A

                                     SEPARATE ACCOUNTS UTILIZING
FUNDS AVAILABLE UNDER THE POLICIES            THE FUNDS              CONTRACTS FUNDED BY THE SEPARATE ACCOUNTS
----------------------------------   ---------------------------     -----------------------------------------
         SERIES (I) SHARES
AIM V.I. Capital Appreciation Fund                                 -    FUTURITY VARIABLE AND FIXED ANNUITY
AIM V.I. Growth Fund                 Sun Life of Canada (U.S.)          CONTRACT
AIM V.I. Core Equity Fund            Variable Account F            -    FUTURITY FOCUS VARIABLE AND FIXED ANNUITY
AIM V.I. International Growth Fund                                      CONTRACT

         SERIES (I) SHARES
AIM V.I. Capital Appreciation Fund                                 -    FUTURITY II VARIABLE AND FIXED ANNUITY
AIM V.I. Growth Fund                 Sun Life of Canada (U.S.)          CONTRACT
AIM V.I. Core Equity Fund            Variable Account F            -    FUTURITY III VARIABLE AND FIXED ANNUITY
AIM V.I. International Growth Fund                                      CONTRACT
AIM V.I. Premier Equity Fund                                       -    FUTURITY FOCUS II VARIABLE AND FIXED
                                                                        ANNUITY CONTRACT
                                                                   -    FUTURITY ACCOLADE VARIABLE AND FIXED
                                                                        ANNUITY CONTRACT
                                                                   -    FUTURITY SELECT FOUR VARIABLE AND FIXED
                                                                        ANNUITY CONTRACT

         SERIES (I) SHARES
AIM V.I. Capital Appreciation Fund
AIM V.I. Growth Fund                 Sun Life of Canada (U.S.)     -    FUTURITY VARIABLE UNIVERSAL LIFE
AIM V.I. Core Equity Fund            Variable Account I                 INSURANCE POLICIES
AIM V.I. International Growth Fund                                 -    FUTURITY SURVIVORSHIP VARIABLE UNIVERSAL
                                                                        LIFE INSURANCE POLICIES

         SERIES (I) SHARES
AIM V.I. Capital Appreciation Fund                                 -    FUTURITY SURVIVORSHIP II VARIABLE
AIM V.I. Growth Fund                 Sun Life of Canada (U.S.)          UNIVERSAL LIFE INSURANCE POLICIES
AIM V.I. Core Equity Fund            Variable Account I            -    FUTURITY PROTECTOR VARIABLE UNIVERSAL
AIM V.I. International Growth Fund                                      LIFE INSURANCE POLICIES
AIM V.I. Premier Equity Fund                                       -    FUTURITY ACCUMULATOR VARIABLE UNIVERSAL
                                                                        LIFE INSURANCE POLICIES
                                                                   -    FUTURITY ACCUMULATOR II VARIABLE
                                                                        UNIVERSAL LIFE INSURANCE POLICIES
                                                                   -    FUTURITY PROTECTOR II VARIABLE UNIVERSAL
                                                                        LIFE INSURANCE POLICIES

         SERIES (I) SHARES
AIM V.I. Capital Appreciation Fund   Sun Life of Canada (U.S.)     -    SUN LIFE CORPORATE VARIABLE UNIVERSAL
AIM V.I. Premier Equity Fund         Variable Account G                 LIFE INSURANCE POLICIES

         SERIES (I) SHARES
AIM V.I. Capital Appreciation Fund   Sun Life of Canada (U.S.)     -    FUTURITY CORPORATE VARIABLE UNIVERSAL
AIM V.I. Growth Fund                 Variable Account G                 LIFE INSURANCE POLICIES
AIM V.I. Core Equity Fund
AIM V.I. International Growth Fund
AIM V.I. Premier Equity Fund

         SERIES (II) SHARES
AIM V.I. Capital Appreciation Fund   Sun Life of Canada (U.S.)     -    FUTURITY SELECT FOUR PLUS
AIM V.I. Growth Fund                 Variable Account F            -    FUTURITY SELECT SEVEN
AIM V.I. Core Equity Fund                                          -    FUTURITY SELECT FREEDOM
AIM V.I. International Growth Fund                                 -    FUTURITY SELECT INCENTIVE
AIM V.I. Premier Equity Fund

         SERIES (II) SHARES
AIM V.I. Capital Appreciation Fund   Sun Life of Canada (U.S.)     -    ALL-STAR
AIM V.I. International Growth Fund   Variable Account F            -    ALL-STAR TRADITIONS
AIM V.I. Premier Equity Fund                                       -    ALL-STAR FREEDOM
                                                                   -    ALL-STAR EXTRA

                                        AIM VARIABLE INSURANCE FUNDS


Attest: /s/ Jim Coppedge                By: /s/ Robert H. Graham
        -----------------------------       ------------------------------------
Name: Jim Coppedge                      Name: Robert H. Graham
Title: Assistant Secretary              Title: President


                                        A I M DISTRIBUTORS, INC.


Attest: /s/ Jim Coppedge                By: /s/ Michael J. Cemo
        -----------------------------       ------------------------------------
Name: Jim Coppedge                      Name: Michael J. Cemo
Title: Assistant Secretary              Title: President


                                        SUN LIFE ASSURANCE COMPANY OF
                                        CANADA (U.S.)


Attest: /s/ Maura Murphy                By: /s/ Philip K. Polkinghorn
        -----------------------------       ------------------------------------
Name: Maura Murphy                          For the President
Title: Senior Counsel                   Name: Philip K. Polkinghron
                                        Title: Vice President,
                                               Annuities Division


                                        By: /s/ Edward M. Shea
                                            ------------------------------------
                                            For the Secretary
                                        Name: Edward M. Shea
                                        Title: Assistant Vice President
                                               and Senior Counsel


                                        CLARENDON INSURANCE AGENCY, INC.


Attest: /s/ Maura Murphy                By: /s/ George E. Maden
        -----------------------------       ------------------------------------
Name: Maura Murphy                          For the President
Title: Senior Counsel                   Name: George E. Maden
                                        Title: Secretary and Clerk


                                        By: /s/ William T. Evers
                                            ------------------------------------
                                            For the Secretary
                                        Name: William T. Evers
                                        Title: Assistant Secretary